UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

Duke Energy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC

Duke Energy Corporation	5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC

Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC

Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2019, Duke Energy Corporation (the “Company”) entered into an Equity Distribution Agreement dated November 8, 2019 (the “Equity Distribution Agreement”) with Barclays Capital Inc. (“Barclays”), BofA Securities, Inc. (“BofA Securities”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), Mizuho Securities USA LLC (“Mizuho”), Scotia Capital (USA) Inc. (“Scotia”) and SMBC Nikko Securities America, Inc., each acting as agent for the Company (each, a “Sales Agent” and collectively, the “Sales Agents”) and Barclays, BofA Securities, Credit Suisse, Mizuho and Scotia or their respective affiliates, each acting as forward purchaser (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”), establishing an at-the-market equity distribution program pursuant to which the Company, through the Sales Agents, may offer and sell up to an aggregate sales price of $1,500,000,000 of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) over a period of time and from time to time.

In addition to the offering and sale of shares of Common Stock through the Sales Agents, the Company may enter into one or more separate forward sale agreements (each, a “Forward Sale Agreement” and collectively, the “Forward Sale Agreements”) with the Forward Purchasers. In connection with each Forward Sale Agreement, the relevant Forward Purchaser will, at the Company’s request, borrow from third parties and, through its relevant agent, sell a number of shares of Common Stock equal to the number of shares of Common Stock that underlie the Forward Sale Agreement (each of Barclays, BofA Securities, Credit Suisse, Mizuho and Scotia, in its capacity as agent for a Forward Purchaser, a “Forward Seller” and collectively, the “Forward Sellers”).

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by a Forward Seller, as agent for its affiliated Forward Purchaser. The Company expects to receive proceeds from the sale of shares of Common Stock upon future physical settlement of any Forward Sale Agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement. If the Company elects to cash settle or net share settle any Forward Sale Agreement, the Company may not (in the case of any cash settlement) or will not (in the case of any net share settlement) receive any proceeds, and the Company may owe cash (in the case of any cash settlement) or shares of Common Stock (in the case of any net share settlement) to the relevant Forward Purchaser.

Sales of the shares of Common Stock, if any, under the Equity Distribution Agreement will be made in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange LLC or sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks. The Company may also sell some or all of the shares of Common Stock under the Equity Distribution Agreement to a Sales Agent as principal for its own account at prices agreed upon at the time of sale.

The sales proceeds from any shares of Common Stock sold through each Sales Agent under the Equity Distribution Agreement, after deducting such Sales Agent’s commission and any expenses payable by the Company and any transaction fees imposed by any governmental, regulatory or self-regulatory organization in connection with the sales, will be the Company’s net proceeds for the sale of the shares. In connection with each Forward Sale Agreement, the relevant Forward Seller will receive, reflected in a reduced initial forward sale price payable by the relevant Forward Purchaser under its Forward Sale Agreement, a specified commission relating to all borrowed shares of Common Stock sold during the applicable period by it as a Forward Seller.

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The shares will be offered pursuant to the Company’s prospectus supplement, dated November 8, 2019, and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-233896) filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2019.

The foregoing description of the Equity Distribution Agreement and the Forward Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Equity Distribution Agreement and the Form of Forward Sale Agreement, which are filed as Exhibits 99.1 and 10.1, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion regarding validity of the shares of Common Stock

10.1	Form of Forward Sale Agreement

23.1	Consent (included as part of Exhibit 5.1)

99.1	Equity Distribution Agreement dated November 8, 2019, among the Company and Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA LLC, Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc., acting as sales agents, and Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA LLC and Scotia Capital (USA) Inc. or their respective affiliates, acting as forward purchasers.

104	Cover Page Interactive Date File (the Cover Page Interactive Date File is embedded within the Inline XBRL document)

Information Regarding Forward-Looking Statements

This current report includes forward-looking statements. Duke Energy Corporation based these forward-looking statements on its current expectations about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties included in the Company’s most recent Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q and Current Reports on 8-K filed with the SEC, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: November 8, 2019
	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary

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